UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2014

WESTERN REFINING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901 (Address of principal executive offices and zip code)
(915) 534-1400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Western Refining, Inc. (the “Company”) was held on June 4, 2014, at 8:30 AM MDT at the Plaza Theater, located at 125 Pioneer Plaza, El Paso, Texas 79901, with 73,850,338 of the Company’s shares of common stock present or represented by proxy. This represented approximately 92% of the Company’s 79,786,709 shares outstanding and entitled to vote as of April 8, 2014, the record date of the Annual Meeting. The matters submitted for a vote and the related final voting results are set forth below. A more detailed description of each proposal is set forth in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2014.

(1)
Proposal 1: Approve an amendment to the Company's Certificate of Incorporation, as amended, to declassify the Company's Board of Directors. The amendment to the Company's Certificate of Incorporation was approved as follows:

Shares voted (*)
For	67,913,980
Against	50,813
Abstain	252,735
Broker Non-Votes	5,632,809

(2)
Proposal 2: If Proposal 1 is approved by the Company's shareholders, elect three Class III directors to hold office until the 2015 Annual Meeting of Shareholders and, if Proposal 1 is not approved by Company's shareholders, elect three Class III directors to hold office until the 2017 Annual Meeting of Shareholders. The election of each Class III director was approved as set forth below. Because Proposal 1 was approved by the Company's shareholders, each of the below directors will serve until the 2015 Annual Meeting of Shareholders or until his or her successor is elected and qualified.

Carin Marcy Barth	Shares voted (*)
For	67,514,118
Against	N/A
Withhold	703,409
Broker Non-Votes	5,632,810

Paul L. Foster	Shares voted (*)
For	65,906,967
Against	N/A
Withhold	2,310,560
Broker Non-Votes	5,632,810

L. Frederick Francis	Shares voted (*)
For	44,722,766
Against	N/A
Withhold	23,494,761
Broker Non-Votes	5,632,810

(3)
Proposal 3: Approve by a non-binding advisory vote, the compensation paid to the Company's named executive officers in 2013. The compensation paid to the Company’s named executive officers in 2013 was approved by a non-binding advisory vote as follows:

Shares voted (*)
For	66,943,287
Against	982,711
Abstain	291,526
Broker Non-Votes	5,632,813

(4)
Proposal 4: Ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 2014. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for fiscal year 2014 was approved as follows:

Shares voted (*)
For	73,485,900
Against	99,853
Abstain	264,585
Broker Non-Votes	N/A

*Notes
Proposal 1 required the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote and abstentions and broker non-votes had the same effect as a vote against Proposal 1. Proposal 2 required the affirmative vote of holders of a plurality of the common stock present or represented by proxy at the Annual Meeting and entitled to vote to elect each director nominee and abstentions and broker non-votes were not taken into account in determining the outcome of the election of directors. Proposals 3 and 4 required the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote, and abstentions had the effect of a negative vote and broker non-votes were not taken into account.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name: Gary R. Dalke
Title: Chief Financial Officer
Dated: June 6, 2014